Accounts Receivable, Net	6 Months Ended
Mar. 31, 2022
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable consists of the following:

	March 31, 2022	September 30, 2021
Accounts receivable	$19,371,511	$16,020,269
Less: allowance for doubtful accounts	(555,105)	(446,527)
Accounts receivable, net	$18,816,406	$15,573,742

The Company’s accounts receivable primarily includes the balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. As of date of this report, approximately 97.5% of the Company’s accounts receivable balance at September 30, 2021 has been collected. As of date of this report, approximately 64.9%, or $12.2 million, of the Company’s net account receivable balance at March 31, 2022 has been subsequently collected and the remaining balance is expected to be substantially collected before September 30, 2022.

The following table summarizes the Company’s accounts receivable and subsequent collection by aging bucket:

Accounts Receivable by aging bucket	Balance as of March 31, 2022	Subsequent collection	% of subsequent collection
Less than 3 months	$13,615,648	$7,841,418	57.6%
From 4 to 6 months	4,967,823	4,102,633	82.6%
From 7 to 9 months	425,163	244,185	57.4%
From 10 to 12 months	92,416	16,684	18.1%
Over 1 year	270,461	5,453	2.0%
Total gross accounts receivable	19,371,511	12,210,373	63.0%
Allowance for doubtful accounts	(555,105)	-	-
Accounts Receivable, net	$18,816,406	$12,210,373	64.9%

Allowance for doubtful accounts movement is as follows:

	March 31, 2022	September 30, 2021
Beginning balance	$446,527	$639,991
Additions	100,406	-
Bad debt recovery	-	(225,660)
Foreign currency translation adjustments	8,172	32,196
Ending balance	$555,105	$446,527